November 7, 2000

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Liberty Funds Trust III
         Liberty Strategic Balanced Fund
         File Nos. 811-881 & 2-15184

Dear Sir/Madam:

Pursuant to the requirements of Rule 497(e), submitted for filing via EDGAR is the form of Prospectus Supplement for the Fund dated November 7, 2000 now being used in connection with the public offering and sale of shares of the Fund.

Sincerely,

LIBERTY FUNDS TRUST III
/s/Tracy DiRienzo
Tracy DiRienzo
Assistant Secratary

Enclosures

cc:     Blue Sky
        J. DiMaria
        C. Ericson

                        Colonial Strategic Balanced Fund
                            Class A, B, and C Shares

                  Supplement to Prospectus dated March 1, 2000
         (Replacing Supplements dated June 23, 2000 and August 1, 2000)


Effective July 14, 2000, the Fund changed its name to "Liberty Strategic Balanced Fund".

Effective August 1, 2000, the Prospectus was revised as follows:

The footnote to the table "Class A Sales Charges" under the subcaption SALES CHARGES under the section YOUR ACCOUNT is revised as follows:

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchased through a fee-based program.

The following replaces the table called "Purchases Over $1 Million" under the subcaption SALES CHARGES under the section YOUR ACCOUNT:

Amount purchased                                  Commission %
First $3 million                                      1.00
$3 million to less than $5 million                     0.80
$5 million to less than $25 million                    0.50
$25 million or more                                    0.25*

* Paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.

Effective September 19, 2000 Carl C. Ericson no longer co-manages the Fund.

The Fund's prospectus is amended to replace the caption How To Exchange Shares in its entirety as follows:

How to Exchange Shares
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z share of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase, and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.




791-36/248D-1000                                               November 7, 2000